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                                                                    EXHIBIT 10.5

                            LEASE AMENDING AGREEMENT

THIS AGREEMENT is dated the 27th day of SEPTEMBER, 2002

BETWEEN:

                                 YCC LIMITED AND
                         LONDON LIFE INSURANCE COMPANY
                                (the "Landlord")

                                                               OF THE FIRST PART

                                    - and -

                      LOYALTY MANAGEMENT GROUP CANADA INC.
                                 (the "Tenant")

                                                              OF THE SECOND PART

WHEREAS:

A. By a lease dated the 28th day of MAY, 1997, (the "LEASE"), the Landlord leased to the Tenant for and during a term of TEN (10) years commencing on the 1st DAY OF SEPTEMBER, 1997 and expiring on the 31st DAY OF AUGUST, 2007 certain premises, (the "PREMISES"), comprising a Rentable Area of approximately SEVENTY-THREE THOUSAND FIVE HUNDRED AND THIRTY-FOUR (73,534) square feet located on the 2nd AND 3rd floors shown outlined in red on the plan attached to the lease as Schedules "B-1" AND "B-2", located at 4110 YONGE STREET, (the "Building"), in the City of TORONTO, in the Province of ONTARIO.

B. By an agreement dated the 19th day of June, 1997 (the "First Amending Agreement"), made between the Landlord and the Tenant, the Lease was amended so that the term of the Lease (the "Term") would commence on the 17th day of September, 1997 and expire on the 16th day of September, 2007, and to further amend the lease in accordance with terms and conditions more particularly set out therein.

C. By an agreement dated the 15th day of January, 1998 (the "Second Lease Amending Agreement"), the Landlord leased to the Tenant additional premises on the 4th floor of the Building comprising: (i) a Rentable Area of approximately 18,000 square feet (the "First Additional Premises"); and (ii) a Rentable Area of approximately 19,147 square feet (the "Special Refusal Space"), and to further amend the Lease in accordance with terms and conditions more particularly set out therein.

D. By an agreement dated the 14th day of April, 2000, the tenant exercised its right of first refusal pursuant to Section 12.07 of the Lease and the Landlord leased to the tenant additional premises comprising a Rentable Area of approximately 15,168 square feet on the 5th floor of the Building (the "Second Additional Premises") and to further amend the Lease in accordance with terms and conditions more particularly set out therein.

E. By an agreement dated the 17th day of January, 2001, the Landlord and the Tenant agreed to add Eleven Thousand Two Hundred and Ninety-Two (11,292) square feet to the Premises on the 5th floor for a period from and including February 1, 2001 to and including September 16, 2007 and to further amend the Lease in accordance with the terms and conditions set out therein.

F. By a lease amending agreement dated June 12, 2002, the Landlord and Tenant agreed to add Schedule "F" to the Lease in order to accommodate the Tenant's diesel generator, upon terms and conditions more particularly set out therein.

G. The Landlord and the Tenant have agreed to amend the Lease in accordance with the terms and conditions hereinafter set forth.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the sum of Two Dollars ($2.00) now paid by each of the Parties to the other (the receipt and sufficiency whereof is hereby acknowledged), and other mutual covenants and agreements, the Parties do hereby agree as follows:

1. The Parties hereby acknowledge, confirm and agree that the foregoing recitals are true in substance and in fact.

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2. The Lease is amended as of the 1st day of January, 2002, (the "Effective
Date"), as follows:

      a) Section 1.01 of the Lease (Grant and Premises) (as amended by the Lease Amending Agreement dated January 17, 2001) is further amended by deleting the words and figures "Eleven Thousand Two Hundred and Ninety-Two (11,292) square feet" and inserting in their place the words and figures "Eleven Thousand, One Hundred and Fifty-Two (11,152) square feet".

      b) Section 1.01 of the Lease (Grant and Premises) (as amended by the Lease Amending Agreement dated April 14, 2000) is further amended by deleting from subparagraph (d) of Clause 2 the words and figures "fifteen thousand, one hundred and sixty-eight (15,168)" and inserting in their place the words and figures "Fifteen Thousand, Seven Hundred and Fifty-Two (15,752)".

      c) Section 1.01 of the Lease (Grant and Premises) is amended by deleting the second paragraph and inserting in its place the following:

            "From and after August 1, 1998, the Landlord shall lease to the
            Tenant: (i) additional office space ("First Additional Premises") containing approximately 18,000 square feet of Rentable Area on the 4th floor of the Building as shown outlined in red on the floor plan attached hereto as Schedule "B-3"; and (ii) the Special Refusal Premises (as defined in Section 12.07) comprising a Rentable Area of approximately Nineteen Thousand, Four Hundred and Seventeen (19,417) square feet for the balance of the Term such that the Term in respect of the First Additional Premises and Special Refusal Premises shall be co-terminus with the Term and the Premises shall from and after such date be deemed to include the First Additional Premises and the Special Refusal Premises."

      d) Section 2.02 (Net Rent) of the Lease (as amended by the Lease Amending Agreement dated January 17, 2001) is further amended by:

            (i)   in subparagraph (i):

                  (A) deleting in the second line the words and figures "31st day of January, 2002" and inserting in their place the words and figures "31st day of December 2001"; and

                  (B)   adding to subparagraph (i) the following:

                        "for the period from and including January 1, 2002 to and including January 31, 2002, the sum of Two Hundred, Fifty-Six Thousand, Four Hundred Ninety-Six Dollars and Four Cents ($256,496.04) per annum payable in equal monthly instalments of Twenty-One Thousand, Three Hundred Seventy-Four Dollars and Sixty-Seven Cents ($21,374.67), based on an annual rate of Twenty-Three Dollars ($23.00) per square foot of the Rentable Area of the Third Additional Premises.

            (ii) deleting in subparagraph (ii) the words and figures "Two Hundred Ninety Thousand, Seven Hundred and Sixty-Nine Dollars ($290,769.00)" and "Twenty-Four Thousand, Two Hundred Thirty Dollars and Seventy-Five Cents ($24,230.75)" and inserting in their place the words and figure "Two Hundred Eighty-Seven Thousand, One Hundred and Sixty-Four Dollars ($287,164.00)" and "Twenty-Three Thousand, Nine Hundred Thirty Dollars and Thirty-Three Cents ($23,930.33)" respectively;

            (iii) deleting in subparagraph (iii) the words and figures "Three
                  Hundred Two Thousand Sixty-One Dollars ($302,061.00) and "Twenty-Five Thousand, One Hundred Seventy-One Dollars and Seventy-Five Cents ($25,171.75)" and inserting in their place the words and figure's "Two Hundred Ninety-Eight Thousand; Three Hundred and Sixteen Dollars ($298,316.00)" and "Twenty-Four Thousand, Eight Hundred Fifty-Nine Dollars and Sixty-Seven Cents ($24,859.67)" respectively; and

            (iv) deleting in subparagraph (iv) the words and figures "Three Hundred Four Thousand, Eight Hundred and Eighty-Four Dollars ($304,884.00)" and "Twenty-Five Thousand, Four Hundred and Seven Dollars ("25,407.00)" and inserting in their place the words and figures "Three Hundred One Thousand, One Hundred and Four Dollars ($301,104.00)" and "Twenty-Five Thousand, Ninety-Two Dollars ($25,092.00) respectively.

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      (e)   Section 2.02 (Net Rent) of the Lease (as amended by Paragraph
            3(a)(ii) of the Lease Amending Agreement dated April 14, 2000) is further amended by:

            (i) deleting in the second line the words and figures "September 16, 2007" and inserting in their place the words and figures "December 31, 2001";

            (ii)  adding subparagraph (iii) as follows:

                  "(iii) during the period from and including January 1, 2002 to and including September 16, 2007, the sum of Four Hundred Eight Thousand, Seven Hundred Sixty-Four Dollars and Forty Cents ($408,764.40) per annum payable in equal consecutive monthly instalments of Thirty-Four Thousand, Sixty-Three Dollars and Seventy Cents ($34,063.70) based on an Annual Rate of Twenty Five Dollars and Ninety-Five Cents ($25.95)".

      (f) Section 2.02 (Net Rent) of the Lease (as amended by the Lease Amending Agreement dated January 15, 1998 is further amended by adding thereto the following:

            "Commencing August 1,1998 and for the balance of the Term, the Tenant shall pay with respect to the First Additional Premises and the Special Refusal Space, Net Rent at the same rates per square foot as set out with respect to the initial Premises described in the first paragraph of Section 1.01 of this Lease."

3. The Parties confirm that in all other respects, the terms, covenants and conditions of the Lease remain unchanged and in full force and effect, except as modified by this Agreement. It is understood and agreed that all terms and expressions when used in this agreement, unless a contrary intention is expressed herein, have the same meaning as they have in the Lease.

4. This Agreement shall enure to the benefit of and be binding upon the Parties hereto, the successors and assigns of the Landlord and the permitted successors and permitted assigns of the Tenant.

      IN WITNESS WHEREOF the Parties hereto have duly executed this Agreement as of the day and year first above written.

                                   YCC LIMITED
                                   ---------------------------------------
                                                                (Landlord)

                                   Per: /s/ Michelle Carrie
                                        ----------------------------------
                                                      Authorized Signature

                                   Per: [ILLEGIBLE]
                                        ----------------------------------
                                                      Authorized Signature

                                   I/We have authority to bind the corporation.

                                   LONDON LIFE INSURANCE COMPANY
                                   ---------------------------------------
                                                                (Landlord)

                                   Per:  /s/ Steven Marino   ASSET MANAGER
                                         ---------------------------------
                                                      Authorized Signature

                                   Per: /s/ Paul Collison    ASSET MANAGER
                                        ----------------------------------
                                                      Authorized Signature

                                   I/We have authority to bind the corporation.

                                   LOYALTY MANAGEMENT GROUP CANADA INC.
                                   ---------------------------------------
                                                                  (Tenant)

         ELIZABETH MORGAN          Per: /s/ Elizabeth Morgan
         VICE PRESIDENT, FINANCE        ----------------------------------
                                                      Authorized Signature

         GORD MACDONALD            Per: /s/ Gord Macdonald
         VICE PRESIDENT                 ----------------------------------
         HUMAN RESOURCES                              Authorized Signature

                                   I/We have authority to bind the corporation.

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